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                                                                     Exhibit 24

                                POWER OF ATTORNEY

     Each of the undersigned Directors of Enesco Group, Inc. whose signature appears below constitutes and appoints Jeffrey A. Hutsell, Allan G. Keirstead and Robert J. Hipple, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign an annual report on Form 10-K for the fiscal year ended December 31, 1999 with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


March 27, 2000                         By: /s/ J.F. Cauley
                                           -------------------------------
                                           J. F. Cauley
                                           Chairman of the Board and Director


March 27, 2000                         By: /s/ Homer G. Perkins
                                           -------------------------------
                                           Homer G. Perkins
                                           Director


March 27, 2000                         By: /s/ H.L. Tower
                                           -------------------------------
                                           H. L. Tower
                                           Director


March 27, 2000                         By:  /s/ Allan G. Keirstead
                                           -------------------------------
                                           Allan G. Keirstead
                                           Executive Vice President, Chief
                                           Administrative and Financial Officer,
                                           Chief Executive Officer of Enesco
                                           International Businesses and Director


March 27, 2000                         By:  /s/ Anne-Lee Verville
                                           -------------------------------
                                            Anne-Lee Verville
                                            Director


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March 27, 2000                         By: /s/ Judith R. Haberkorn
                                           -------------------------------
                                           Judith R. Haberkorn
                                           Director


March 27, 2000                         By: /s/ Donna Brooks Lucas
                                           -------------------------------
                                           Donna Brooks Lucas
                                           Director


March 27, 2000                         By: /s/ Charles W. Elliott
                                           -------------------------------
                                           Charles W. Elliott
                                           Director


March 27, 2000                         By: /s/ Eugene Freedman
                                           -------------------------------
                                           Eugene Freedman
                                           Founding Chairman and Director


March 27, 2000                         By: /s/ Jeffrey A. Hutsell
                                           -------------------------------
                                           Jeffrey A. Hutsell
                                           President and Chief Executive Officer
                                           and Director